Exhibit 10.12

                              CONSULTING AGREEMENT

      CONSULTING AGREEMENT (the "AGREEMENT"), dated as of the 9th day of February 2004 (the "COMMENCEMENT DATE"), by and between Sonoma College, Inc., (the "FIRM"), and Gregg Greenberg ("GREENBERG"), Robert Gutman ("R GUTMAN"), Eliot Smith ("SMITH"), ANC Group, Inc. ("ANC") and Edward Gutman ("E GUTMAN" and together with Greenberg, R Gutman, ANC and Smith collectively, the "CONSULTANTS").


                                    RECITALS

      WHEREAS, the Firm desires to retain the Consultants to provide such consultation and advisory services as the Firm may require from time to time as set forth herein and the Consultants is willing to be retained by the Firm to provide such services to the Firm, all in accordance with the terms and conditions set forth below.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

1.    RETENTION OF CONSULTANTS.

The Firm hereby retains the Consultants to assist the Company with its organization growth, providing guidance and advice in the areas of acquisitions, financing, management efficiency, and strategic relationship and such additional services as the President of the Firm may reasonably request, in connection with the Firm's business (collectively, the "SERVICES") and the Consultants hereby agree to provide to the Firm the Services.

2.    INDEPENDENT CONTRACTOR.

Each party is an independent contractor and shall not hold itself or himself out as an officer, director, employee or agent of the other party for any purpose. Neither party has, nor shall it or he hold out or represent itself or himself as having, any right, power, or authority to create any contract or obligation, express or implied, on behalf of, or in the name of, or binding on the other party unless the other party shall give explicit prior written consent thereto.

3.    TERM.

The Consultants and the Firm agree that Consultants shall be retained by the Firm for a period commencing as of the date hereof (the "COMMENCEMENT DATE") and concluding August 9, 2005, unless earlier terminated in accordance by thirty
(30) days prior written notice by either party to the other party (the "TERM").

4.    COMPENSATION.

      (a) In consideration of Consultants' agreement to make themselves available to render consulting services to the Firm and as payment in full for all Services rendered by the Consultants during the Term, the Firm shall pay to the Consultants, and the Consultants shall accept, a consulting fee, payable in shares of the Company's common stock as set forth in subscription agreement attached hereto as Exhibit A.

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5.    DUTIES.

      (a) The Consultants agrees that, during the term hereof, they shall make themselves available, when and as reasonably requested by the Firm, to use their best efforts to assist the Firm in providing the Services.

      (b) The Consultants shall be required to devote such time as is reasonably necessary to provide the services requested hereunder.

6.    BINDING AGREEMENT; ASSIGNABILITY.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that the Consultants may not assign this Agreement without the prior written consent of the Firm.

7.    SEVERABILITY.

If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.    GOVERNING LAW.

This Agreement shall be governed by and construed under the laws of the State of New York, without regard to principles of conflicts of laws thereof.

9.    ENTIRE AGREEMENT; AMENDMENT; WAIVER.

This Agreement embodies the entire understanding of the parties pertaining to the subject matter hereof, and there are no other agreements (except for the subscription agreement), representations, understandings or warranties between the parties relating to the subject matter of this Agreement that are not set forth herein. This Agreement may be amended, modified, supplemented or waived only by a written instrument signed by both of the parties hereto.

10.   COUNTERPARTS.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

11.   HEADINGS.

The headings of sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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      IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be duly executed as of the effective date above written.




                                                   SONOMA COLLEGE, INC.


                                                   By:
                                                      --------------------------
                                                   Name:  Charles Newman
                                                   Title: President and CEO

GREGG GREENBERG                           ELIOT SMITH

--------------------------                --------------------------


ROBERT GUTMAN                             EDWARD GUTMAN

--------------------------                --------------------------


ANC GROUP, INC.


By:
   -----------------------
Name:
Title: